                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 5

                     THE PRINCIPAL SELECT SAVINGS EXCESS PLAN

The Plan named above gives the Company the right to amend it at any time. According to that right, the Plan is amended as follows:

Effective July 1, 1998,

By striking the paragraph in the DEATH BENEFITS SECTION of Article V and substituting the following:

     If a Participant dies before his Retirement Date, his Vested Account shall be distributed to his Beneficiary in a single sum.

By striking subsections (a) and (b) of the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI and substituting the following:

     The optional forms of retirement benefit shall be the following: a single life annuity with a certain period of ten years; a single life annuity with installment refund; survivorship life annuity with installment refund and a survivorship percentage of 50; and a 120-month fixed period annuity. An election under this paragraph may be delayed until the Participant reaches his required beginning date under the Associated Plan

     The following optional forms of retirement benefit are also available: a single sum payment; an annual distribution equal to any fixed whole percentage, not less than 10% and not more than 13% of his Vested Account, as elected by the Participant. Such amount shall be payable annually until his vested Account is exhausted. Once elected, the percentage will not, change. An election under this paragraph may be delayed until the Participant reaches his required beginning date under the Associated Plan.

     A form of distribution for retirement benefits shall be available to a Participant only if the annual distribution under such form is at least equal to the quotient of the Participant's Vested Account as of the date distribution is to begin, divided by the life expectancy of the Participant, Beneficiary or joint and last survivor expectancy of the Participant and Beneficiary, as appropriate. If distribution is in a form other than a life annuity, the life expectancy of the Participant may be recalculated after the distribution begins, but no more frequently than annually. In the case of a Beneficiary who is not the Participant's spouse, life expectancy shall be calculated when benefits start and minimum payments for any 12-consecutive month period will be based on such life expectancy minus the number of whole years since the distribution first began. The life expectancy or joint and last survivor expectancy shall be computed by use of the return multiples contained in Section 1.72-9 of the regulations under the Code.

By striking the first sentence of the first paragraph in the ELECTION PROCEDURES SECTION of Article VI and substituting the following:

    The Participant shall make any election under this section in the form or manner provided for that purpose.

By striking subsections (a) and (b) in the ELECTION PROCEDURES SECTION of
Article VI and substituting the following:

     A Participant may elect his Beneficiary and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of this article.

Effective January 1, 2000,

By striking the following from the Table of Contents:

     Section 9.09 ---- Small Amounts

By striking the AGENT definition in the DEFINITIONS SECTION of Article I and substituting the following:

     AGENT means an individual who holds a current DD 713 contract or any successor full-time contract with the Company and he is one of the following:

     -    an agent;

     -    a sales supervisor;

     -    a special marketing developer;

     -    a special brokerage developer;

     -    a special agency assistant; or

     -    an informal agency assistant.

By striking the AGENT'S CONTRACT, GENERAL MANAGER and MANAGEMENT ASSISTANT definitions from the DEFINITIONS SECTION of Article I.

By striking the second paragraph of the COMPENSATION definition in the DEFINITIONS SECTION of Article I and substituting the following:

     "Earnings" in this definition means earnings as defined in the definition of Compensation or Earnings in the Savings Plan. In determining eligibility, Earnings will also include an Eligible Employee's compensation with a prior employer if it is earned within the calendar year in which he is hired or his contract first becomes effective.

By striking the ELIGIBLE EMPLOYEE definition in the DEFINITIONS SECTION of
Article I and substituting the following:

     ELIGIBLE EMPLOYEE means any Employee, Agent or Field Manager.

By adding the following to the DEFINITIONS SECTION of Article I:

     FIELD MANAGER means:

     (a) An individual who holds a current DD 713 contract or any successor full-time contract with the Company; and

     (b) Such individual is in one of the following full-time field management positions:

          -    management assistant;

          -    management associate;

          -    manager;

          -    co-manager;

          -    assistant general manager;

          -    associate general manager;

          -    co-general manager;

          -    general manager;

          -    brokerage manager;

          -    brokerage sales manager; or

          -    brokerage director;

By striking the PAY PERIOD definition from the DEFINITIONS SECTION of Article I.

By striking the first sentence of the first paragraph in subsection (a) of the COMPANY CONTRIBUTIONS SECTION of Article Ill and substituting the following:

     (a) Elective Deferral Contributions. The amount of each Elective Deferral Contribution for a Participant shall be equal to any percentage (not less than 6% nor more than 8%) of his Compensation for the pay period (as established by the Company) as elected in his salary deferral agreement.

By striking the second paragraph in subsection (a) of the COMPANY CONTRIBUTIONS SECTION of Article Ill and substituting the following:

     The salary deferral agreement must be effective before the beginning of the pay period (as established by the Company) in which Elective Deferral Contributions are to start or stop.

By striking the first paragraph in subsection (b) of the COMPANY CONTRIBUTIONS SECTION of Article Ill and substituting the following:

     (b) Matching Contributions. The amount of each Matching Contribution made by the Company for a Participant shall be equal to 50% of the Participant's Elective Deferral Contributions for the pay period (as established by the Company). The amount of Matching Contribution made by the Company for a Participant shall not exceed 3% of his Compensation for such pay period.

By striking the words "and the SMALL AMOUNTS SECTION of Article IX," from the DEATH BENEFITS SECTION of Article V.

By striking the first sentence of the DISABILITY BENEFITS SECTION of Article V and substituting the following:

     If a Participant becomes totally and permanently disabled, as defined in the Savings Plan, his Vested Account shall be distributed to him in a single sum payment.

By adding the following sentence to the end of the first paragraph in Article
VIII:

     Benefits under this Plan will be paid only if the Plan Administrator decides, in his discretion, that the applicant is entitled to them.

By striking the SMALL AMOUNTS SECTION of Article IX in its entirety.

Effective January 1, 2001:

By striking the SAVINGS PLAN definition in the DEFINITIONS SECTION of Article I and substituting the following:

     SAVINGS PLAN means the qualified plan(s) as follows:

          The Principal Select Savings Plan for Employees The Principal Select Savings Plan for Individual Field

This amendment is made an integral part of the aforesaid Plan and is controlling over the terms of said Plan with respect to the particular items addressed expressly herein. All other provisions of the Plan remain unchanged and controlling.

Unless otherwise stated on any page of this amendment, eligibility for benefits and the amount of any benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the aforesaid Plan as in effect on the day before he became an Inactive Participant.

Signing this amendment, the Company, as plan sponsor, has made the decision to adopt this plan amendment. The Company is acting in reliance on its own discretion and on the legal and tax advice of its own advisors, and not that of any member of the Principal Financial Group or any representative of a member company of the Principal Financial Group.

Signed this 28th day of December, 2000.


                                             PRINCIPAL LIFE INSURANCE COMPANY

                                             By /s/ LYNN M. GRAVES
                                                --------------------------------

                                             2nd Vice President
                                             -----------------------------------
                                                            Title

                      PLAN PAGES AFFECTED BY THIS AMENDMENT

1.   Page 4 - Table of Contents, deleting Small Amounts section

2. Page 6 - Change definition of Agent and Compensation. Delete def of Agents Contract.

3. Page 7 - Delete def of General Manager; change eligible employee; add Field Manager; delete Pay Period.

4.   Page 8 - Delete def of Management Assistant; change def of Savings Plan.

5.   Page 12 - Change to elective deferral language and Company contributions.

6. Page 34 - Changes to death benefits section and disability benefits section.

7.   Page 15 - Change to optional forms of distribution section.

8.   Page 16 - Change to election procedures section.

9.   Page 20 - Delete small amounts section

                                 AMENDMENT NO. 4

                    THE PRINCIPAL SELECT SAVINGS EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 2000,

     by striking the following:

          Page 7
          Page 12

     and substituting the following:

          Page 7
          Page 12

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     Unless otherwise stated on any page of this amendment, eligibility for benefits and the amount of such benefits payable to or on behalf of an individual who is an inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the Plan as in effect on the day before he became an Inactive Participant.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

     Signed this 21st day of December 1999.


                                                PRINCIPAL LIFE INSURANCE

                                                By  /s/ MAY F. JOHNSON
                                                    ----------------------------

                                                Vice President - Human Resources
                                                --------------------------------
                                                             Title

                                 AMENDMENT NO. 3

                    THE PRINCIPAL SELECT SAVINGS EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1998,

     by striking the following:

          Page 3                 Page 8                 Page 16
          Page 6                 Page 9                 Page 20
          Page 7                 Page 14

     and substituting the following:

          Page 3                 Page 8                 Page 16
          Page 6                 Page 9                 Page 16a
          Page 7                 Page 14                Page 20

     by adding the following:

          Page 12a

Effective July 1, 1998,

     by striking the following

          Page 15

     and substituting the following:

          Page 15

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

     Signed this 1st day of October, 1998.

     PRINCIPAL LIFE INSURANCE COMPANY          PRINCIPAL MUTUAL LIFE INSURANCE
                                               COMPANY

     By /s/ MAY F. JOHNSON                     By /s/ MAY F. JOHNSON
        ------------------------------            ------------------------------

        Vice President-Human Resources            Vice President-Human Resources
        ------------------------------            ------------------------------
                    Title                                      Title

                                 AMENDMENT NO. 2

                    THE PRINCIPAL SELECT SAVINGS EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1996,

     by striking the following:

          Page 4
          Page 14
          Page 20

     and substituting the following:

          Page 4
          Page 14
          Page 20

Effective July 1, 1997,

     by striking the following:

          Page 12

     and substituting the following:

          Page 12

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

     Signed this 11th day of September, 1997.

                                            PRINCIPAL MUTUAL LIFE INSURANCE
                                            COMPANY

                                            By  /s/ MAY F. JOHNSON
                                                --------------------------------

                                                Vice President - Human Resources
                                                --------------------------------
                                                             Title

                                 AMENDMENT NO. 1

                    THE PRINCIPAL SELECT SAVINGS EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1996,

     by striking the following:

          Page 8
          Page 12
          Page 13
          Page 16

     and substituting the following:

          Page 8
          Page 12
          Page 13
          Page 16

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tap implications.

     Signed this 21st day of August 1996.

                                              PRINCIPAL MUTUAL LIFE INSURANCE
                                              COMPANY

                                              By /s/ MAY F. JOHNSON
                                                 -------------------------------

                                                            VP-HR
                                              ----------------------------------
                                                            Title

                                  THE PRINCIPAL

                           SELECT SAVINGS EXCESS PLAN


































Nonqualified Retirement Plan 7.5A

Restated January 1, 1994

                          AMEND. NO. 3 PAGE DTD. l-l-98

                                TABLE OF CONTENTS

INTRODUCTION

ARTICLE I                        DEFINITIONS

ARTICLE II                       PARTICIPATION

       Section 2.01    ----      Excess Plan Active Participant
       Section 2.02    ----      Inactive Participant
       Section 2.03    ----      Cessation of Participation

 ARTICLE Ill                     CONTRIBUTIONS

       Section 3.01    ----      Company Contributions
       Section 3.02    ----      Allocation
       Section 3.03    ----      Transfers

ARTICLE IV                       INVESTMENT OF CONTRIBUTIONS

ARTICLE V                        BENEFITS

      Section 5.01     ----      Retirement Benefits
      Section 5.02     ----      Death Benefits
      Section 5.03     ----      Termination Benefits
      Section 5.04     ----      Disability Benefits

ARTICLE VI                       DISTRIBUTION OF BENEFITS

      Section 6.01     ----      Automatic Forms of Distribution
      Section 6.02     ----      Optional Forms of Distribution
      Section 6.03     ----      Election Procedures
      Section 6.04     ----      Distributions Under Qualified Domestic
                                 Relations Orders

ARTICLE VII                      TERMINATION OF PLAN

ARTICLE VIII                     ADMINISTRATION OF PLAN


TABLE OF CONTENTS                      3

                          AMEND. NO. 2 PAGE DTD, l-1-96

ARTICLE IX                       GENERAL PROVISIONS

      Section 9.01     ----      Amendments
      Section 9.02     ----      Provisions Relating to the Insurer
                                 and Other Parties
      Section 9.03     ----      Employment Status
      Section 9.04     ----      Rights to Plan Assets
      Section 9.05     ----      Nonalienation of Benefits
      Section 9.06     ----      Construction
      Section 9.07     ----      Legal Actions
      Section 9.08     ----      Word Usage
      Section 9.09     ----      Small Amounts

PLAN EXECUTION


TABLE OF CONTENTS                      4

                                  INTRODUCTION

     The Company established the nonqualified Excess Plan on September 1, 1988, for a select group of management or highly compensated employees who, due to the amount of their compensation from the Company, are unable to fully participate in the Elective Deferral and Company Matching Contributions available to the other eligible participants in the Savings Plan. The Excess Plan has been designed as, and is intended to be, an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended, and a nonqualified plan for purposes of ss. 401 of the Internal Revenue Code of 1986, as amended.

     The Company is of the opinion that the Excess Plan should be changed. It believes that the best means to accomplish these changes is to completely restate the plan's terms, provisions and conditions. The restatement, effective January 1, 1994, is set forth in this document and is substituted in lieu of the prior document.

     Any funds accumulated for purposes of providing benefits under this plan are fully available to satisfy the claims of the Company's creditors. Participants have no greater rights with regard to such fund than any other general creditor of the Company.


INTRODUCTION                           5

                                    ARTICLE I

                                   DEFINITIONS

ACCOUNT means, for a Participant, his share of the Investment Fund. Separate accounting records are kept for those parts of his Account that result from:

(a)  Elective Deferral Contributions.

(b)  Matching Contributions.

(c)  Transfer Account Values

A Participant's Account shall be reduced by any distribution of his Account. A Participant's Account will participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the Group Contract or other investment arrangement.

AGENT means an individual who holds an unmodified Agent's Contract and who is not a General Manager or Management Assistant. On and after August 1, 1998, Agent also excludes an individual who is acting as a Brokerage General Agent.

AGENT'S CONTRACT means the DD713 contract between the Company and an Agent, General Manager or Management Assistant. The term Agent's Contract shall also include any successor full-time agent's contract substituted by the Company between the Company and such individual and any predecessor full-time agent's contract which the Company substituted with DO713 or any of its predecessors,

BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. For purposes of this Plan, Beneficiary is the same as designated by the Participant under the Savings Plan.

BENEFIT DATE means, for a Participant, the first day of the first period for which an amount of benefit is payable to him under this Plan. See Article V - BENEFITS.

BROKERAGE GENERAL AGENT means an individual under the standard compensation plan who holds an active DD714 Contract or any successor full-time contract with the Company.

CODE means the Internal Revenue Code of 1986, as amended.

COMPANY means Principal Life Insurance Company (Principal Mutual Life Insurance Company, before July 1, 1998).

COMPENSATION means the total earnings paid or made available to an Eligible Employee by the Company during any specified period.

"Earnings" in this definition means earnings as defined in the definition of Compensation or Earnings in the Savings Plan.


ARTICLE I                              6

Earnings shall also include amounts which are contributed by the Company according to a salary reduction agreement and which are not currently includable in the Employee's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(l)(B) or 403(b), as well as Salary Deferral Contributions under this Plan.

For the purpose of Elective Deferral and Matching Contributions, earnings means only those amounts in excess of (1) or (2) below, whichever occurs first:

1)   $150,000, as indexed, or

2) the Compensation determined by the maximum deferral contribution allowed under Code Section 402(g) to the Savings Plan divided by the maximum deferral percentage allowed by the outcome of the nondiscrimination test under the Savings Plan.

CONTRIBUTIONS means

     Elective Deferral Contributions
     Matching Contributions

as set out in Article III, unless the context clearly indicates otherwise.

ELECTIVE DEFERRAL CONTRIBUTIONS means contributions in accordance with a salary deferral agreement as set out in Article Ill, unless the context clearly indicates otherwise.

ELIGIBLE EMPLOYEE means any Employee, Agent, General Manager and Management Assistant.

EMPLOYEE means an individual as defined in the Savings Plan, and will include an individual employed by an adopting employer, as defined in the Savings Plan.

ENTRY DATE means the date an Eligible Employee first enters the Plan as an Active Participant. See Article II - PARTICIPATION,

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

EXCESS PLAN means The Principal Select Savings Excess Plan set forth in this document, including any later amendments to it.

FISCAL YEAR means the Company's taxable year. The last day of the Fiscal Year is December 31.

GENERAL MANAGER means an individual who is so designated by the Company and who holds an unmodified Agent's Contract. On and after August 1, 1998, General Manager excludes an individual who is acting as a Brokerage General Agent.

GROUP CONTRACT means the group annuity contract or contracts into which the Trustee enters with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Group Contract as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

Any funds accumulated under the Group Contract are available to the general creditors of the Company.


ARTICLE I                              7

INSURER means Principal Life Insurance Company (Principal Mutual Life Insurance Company before July 1, 1998), and any other insurance company or companies named by the Trustee or Company.

INVESTMENT FUND means the total assets held for the purpose of providing benefits for Participants, These funds result from Contributions made under the Plan.

The investment Fund is not held for the exclusive benefit of Participants or their Beneficiaries.

MANAGEMENT ASSISTANT means an individual who is so designated by the Company and who holds an unmodified Agent's Contract. On and after August 1, 1998, Management Assistant excludes an individual who is acting as a Brokerage General Agent.

MATCHING CONTRIBUTIONS means matching contributions as set out in Article III, unless the context clearly indicates otherwise.

PARTICIPANT means an Eligible Employee who is actively participating in the Plan.

PAY PERIOD means

(a) For Agents, General Managers and Management Assistants, Pay Period as defined in The Principal Select Savings Plan for Agents, General Managers and Management Assistants.

(b) For all other Employees, Pay Period as defined in The Principal Select Savings Plan for Employees.

PLAN ADMINISTRATOR means the person or persons who administer the Plan. The Plan Administrator is the Company.

PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

REENTRY DATE means the date a former Participant reenters the Plan. See Article II - PARTICIPATION.

RETIREMENT DATE means the last day of the month in which a Participant's Retirement Date occurs under the Savings Plan. This date shall be on or after the earlier of (i) the date on which he ceases to be an Employee or (ii) the date he becomes totally and permanently disabled as defined under the Savings Plan.

SAVINGS PLAN means the qualified plan(s) as follows:

     The Principal Select Savings Plan for Agents, General Managers and Management Assistants.

     The Principal Select Savings Plan for Employees.

     TRANSFER ACCOUNT VALUE means for a Participant, the account values, if any, which, after a period of five years, automatically transfer to this Plan from the Nonqualified Defined Contribution Plan for Designated Participants.

     TRUST means an agreement of trust between the Company and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Excess Plan. The Trust may provide for the investment of all or any portion of the Trust Fund in the Group Contract or in any mutual fund arrangement available with the Insurer.


ARTICLE I                              8

TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Excess Plan which are forwarded to the Trustee to be deposited in the Trust Fund.

TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

VESTED ACCOUNT means the part of a Participant's Account in which he has a vested interest. The Participant's Vested Account is equal to his Account.

YEARLY DATE means September 1, 1988, and each following January 1.


ARTICLE I                              9

                                   ARTICLE II

                                  PARTICIPATION

SECTION 2.01--EXCESS PLAN ACTIVE PARTICIPANT.

     A person shall first become a Participant (begin active participation in the Excess Plan) on the earliest date on or after January 1, 1994, on which the person is an Eligible Employee and has met the eligibility requirement(s) set forth below. This date is his Entry Date.

     (1)  He is an active participant in the Savings Plan.

     (2) He is deferring at least six percent (or the annually determined amount, if applicable) into the Savings Plan.

     (3) He has the required earnings level as provided in the definition of Compensation in Article I.

     Each Eligible Employee who was a Participant under the Plan on December 31, 1993, shall continue to be a Participant if he is still an Eligible Employee on January 1, 1994, and his Entry Date shall not change.

SECTION 2.02--INACTIVE PARTICIPANT.

     An Active Participant shall become an Inactive Participant (discontinue accruing benefits under the Excess Plan) on the earliest of the following:

     (a)  The effective date of complete termination of the Excess Plan.

     (b) The date of termination of his agent's contract DD713 (as such contract may be amended from time to time, or successor contracts to
          it).

     (c) The date the Company sends written notice to the Participant of cancellation of his agent's contract DD713 (as such contract may be amended from time to time, or successor contracts to it).

     (d) The date the Participant otherwise no longer meets the definition of Eligible Employee as set forth in the DEFINITIONS SECTION of Article I.

     (e) The date the Participant no longer meets the terms and conditions set forth in the EXCESS PLAN ACTIVE PARTICIPANT SECTION of Article II.

     (f)  The date the Participant revokes his salary deferral agreement.

     A former Participant shall again become a Participant (resume active participation in the Excess Plan) on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.


ARTICLE II                             10

SECTION 2.03--CESSATION OF PARTICIPATION.

        A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and the value of his Account is zero.


ARTICLE II                             11

                                   ARTICLE III

                                  CONTRIBUTIONS

SECTION 3.01--COMPANY CONTRIBUTIONS.

     Company Contributions for each Plan Year will be equal to the Company Contributions as described below.

     (a) Elective Deferral Contributions. The amount of each Elective Deferral Contribution for a Participant shall be equal to any percentage (not less than 6% nor more than 8%) of his Compensation for the Pay Period as elected in his or her salary deferral agreement. This percentage will be adjusted at any time the elective deferral contribution percentage under the Savings Plan is increased or decreased. A person who is eligible to participate in the Excess Plan may file a salary deferral agreement with the Company. The salary deferral agreement to start Elective Deferral Contributions may be effective on a Participant's Entry Date (Reentry Date, if applicable) or any following date. The Participant shall make any change or terminate the salary deferral agreement by filing a new salary deferral agreement. A Participant's salary deferral agreement making a change may be effective on any date a salary deferral agreement to start Elective Deferral Contributions could be effective. A Participant's salary deferral agreement to stop Elective Deferral Contributions may be effective on any date.

          The salary deferral agreement must be effective before the beginning of the Pay Period in which Elective Deferral Contributions are to start or stop.

          Elective Deferral Contributions may include contributions the person would have made to the Savings Plan under its contribution formula but for the additional restrictions imposed by such plan to meet the qualification requirements of the Internal Revenue Code.

     (b) Matching Contributions. The amount of each Matching Contribution made by the Company for a Participant shall be equal to 50% of the Participant's Elective Deferral Contributions for the Pay Period. The amount of Matching Contribution made by the Company for a Participant shall not exceed three percent of his Compensation for the Pay Period.

          Matching Contributions may include contributions the Company would have made to the Savings Plan under its contribution formula but for the additional restrictions imposed by such plan to meet the qualification requirements of the Internal Revenue Code.

SECTION 3.02--ALLOCATION.

     The following Contributions for each Plan Year shall be allocated to each Participant for whom such Contributions were made under the COMPANY CONTRIBUTIONS SECTION of Article III:

     Elective Deferral Contributions
     Matching  Contributions

These Contributions shall be allocated when made and credited to the Participant's Account.


ARTICLE III                            12

SECTION 3.03--TRANSFERS.

     Each Plan Year, Contributions made on behalf of a Participant due to his participation in the Nonqualified Defined Contribution Plan for Designated Participants may be automatically transferred from such other nonqualified plan to this Plan. Any such transfer shall occur on or after the date which is five years after the contribution was made to such other nonqualified plan.

     These contributions are allocated to the Participant upon transfer to this Plan. This is his Transfer Account Value.


ARTICLE III                           12a

                                   ARTICLE IV

                          INVESTMENT OF CONTRIBUTIONS

     Contributions made under the Excess Plan shall be deposited with the Trustee to be invested in the Trust Fund. Investment of such Contributions will be in accordance with the provisions of the Trust which will include, but not be limited to, investments under the provisions of any applicable group contract or any mutual fund I arrangement with the Insurer. The amounts in the Trust are subject to the claims of the Company's creditors, in the event of the Company's insolvency.

     To the extent permitted by the Trust, the Participant shall direct the Contributions to any of the investments available under the Trust. If no investment direction is given, Contributions will be invested according to the provisions of any applicable group contract. (A change in investment direction or a transfer to) or from an account of a Participant may be made at any time, according to such terms and conditions as the Trustee may specify and subject to the provisions of the investments available under the Trust.


ARTICLE IV                             13

                                    ARTICLE V

                                    BENEFITS

SECTION 5.01--RETIREMENT BENEFITS.

     On a Participant's Retirement Date, his Vested Account shall be distributed to him according to the distribution of benefits provisions of Article VI. I

SECTION 5.02--DEATH BENEFITS.

     If a Participant dies before his Retirement Date, his Vested Account shall be distributed according to the distribution of benefits provisions of Article VI and the SMALL AMOUNTS SECTION of Article IX.

SECTION 5.03--TERMINATION BENEFITS.

     A Participant will receive a distribution of his Vested Account if he ceases to be an Eligible Employee before his Retirement Date, provided he has not again become an Eligible Employee.

SECTION 5.04--DISABILITY BENEFITS.

     If a Participant becomes totally and permanently disabled, as defined in the Associated Plan, his Vested Account shall be distributed to him in a single sum payment. Such payment shall be made after the Participant has been totally and permanently disabled for one year.


ARTICLE V                              14

                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

SECTION 6.01--AUTOMATIC FORMS OF DISTRIBUTION.

     The automatic form of benefit payable to or on behalf of a Participant is determined as follows:

     (a) The automatic form of retirement benefit shall be a single sum payment.

     (b) The automatic form of death, disability and termination benefit shall be a single sum payment to the Participant or his Beneficiary.

SECTION 6.02--OPTIONAL FORMS OF DISTRIBUTION.

     An election of an optional form of benefit may be made by the Participant (see the ELECTION PROCEDURES SECTION of Article VI).

     (a) The optional forms of retirement benefit shall be the following: single life annuity with a certain period of ten years; a single life annuity with installment refund; survivorship life annuity with installment refund and a survivorship percentage of 50; and fixed period annuities for any period of whole months which is not less than 120 and does not exceed the life expectancy of the Participant and the named Beneficiary.

          The following optional forms of retirement benefit are also available: a single sum payment; an annual distribution equal to any fixed whole percentage, not less than 10% and not more than 13%, as elected by the Participant, of his Vested Account. Such amount shall be payable annually until his Vested Account is exhausted. Once elected, the percentage will not change, An election under this paragraph may be delayed until the Participant reaches his required beginning date under the Associated Plan.

     If the Participant dies before beginning to receive a distribution of his retirement benefits, any form of distribution for a death benefit must meet the following limitations:

     (b) If the Participant did not name an individual as his Beneficiary to receive any death benefit payable under the DEATH BENEFITS SECTION of
          Article V, such death benefit shall be distributed within five years of the Participant's death.


ARTICLE VI                             15

          A form of distribution for retirement or death benefits shall be available to a Participant or Beneficiary only if the annual distribution under such form is at least equal to the quotient of the Participant's Vested Account as of the date distribution is to begin, divided by the life expectancy of the Participant, Beneficiary or joint and last survivor expectancy of the Participant and Beneficiary, as appropriate. If distribution is in a form other than a life annuity, the life expectancy of the Participant (and/or Beneficiary, if the spouse is the Beneficiary) may be recalculated after distribution begins, but no more frequently than annually. In the case of a Beneficiary who is not the Participant's spouse, life expectancy shall be calculated when benefits start and minimum payments for any 12-consecutive month period will be based on such life expectancy minus the number of whole years since the distribution first began. The life expectancy or joint and last survivor expectancy shall be computed by use of the return multiplies contained in Section 1.72-9 of the regulations under the Code.

SECTION 6.03--ELECTION PROCEDURES.

     The Participant or Beneficiary shall make any election under this section in the form or manner provided for that purpose. The Plan Administrator may require such individual to complete any necessary documents as to the provisions to be made. Effective July 1, 1998, any election made as to a Participant whose Retirement Date occurs on and after January 1, 1999, must be made no later than the date one-year prior to his Retirement Date. In the absence of such election, benefits shall be paid in a single sum payment.

     (a) Retirement Benefits. A Participant may elect his Beneficiary and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI.

     (b) Death Benefits. A Participant may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI.

          If the Participant has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Participant.

SECTION 6.04--DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS ORDERS.

     The Plan specifically permits distributions to an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), at any time, irrespective of whether the Participant has attained his earliest retirement age, as defined in Code Section 414(p), under the Plan. A distribution to an alternate payee before the Participant's attainment of earliest retirement age, as defined in Code Section 414(p), is available only if:

     (a) the order specifies distributions at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and

     (b) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring before the Participant's attainment of earliest retirement age, as defined in Code Section 414(p).

Nothing in this section shall permit a Participant a right to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the alternate payee to receive a form of payment not permitted under the Plan.


ARTICLE VI                             16

     The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly shall notify the Participant and an alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered before January 1, 1985, irrespective of whether it satisfies all the requirements described in Code Section 414(p).

     If any portion of the Participant's Account is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, a separate accounting shall be made of the amount payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts are first payable following receipt of the order, the payable amounts shall be distributed in accordance with the order, If the Plan Administrator does not make its determination of the qualified status of the order within the 4 8 month determination period, the payable amounts shall be distributed in the manner the Plan would distribute if the order did not exist and the order shall apply prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

     The Plan shall make payments or distributions required under this section by separate benefit checks or other separate distribution to the alternate payee(s).


ARTICLE VI                            16a

                                  ARTICLE VII

                               TERMINATION OF PLAN

     The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions under the Plan constitutes termination of the Plan.

     The Participant's Account shall continue to participate in the investment earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund until the Account is distributed.

     A Participant's Account may be distributed to the Participant after the effective date of the Plan termination.

     Upon termination of the Plan, no more Eligible Employees shall become Participants and no more Contributions shall be made.

     Amounts in this Plan shall not be paid to the Company at any time, except that, after the satisfaction of all liabilities under the Plan, any amounts remaining may be paid to the Company. The payment may not be made if it would contravene any provision of law.


ARTICLE VII                            17

                                  ARTICLE VIII

                             ADMINISTRATION OF PLAN

       The administrative provisions contained in Article VIII of the Savings Plan, except for Section 8.07, are hereby incorporated by reference into this Plan.




ARTICLE VIII                           18

                                   ARTICLE IX

                             GENERAL PROVISIONS

SECTION 9.01--AMENDMENTS.

     By resolution of its Management Resources Committee, the Company may amend this Excess Plan at any time, including any remedial retroactive changes (within the specified period of time as may be determined by Internal Revenue Service regulations) to comply with the requirements of any law or regulation issued by any governmental agency to which the Company is subject.

     Effective August 15, 1994, the Management Resources Committee is the Corporate Management Committee.

SECTION 9.02--PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

     The obligations of an Insurer shall be governed solely by the provisions of the Group Contract. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Group Contract. See the CONSTRUCTION SECTION of this article.

     Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

     Such Insurer, issuer or distributor is not a party to the Excess Plan, nor bound in any way by the Excess Plan provisions. Such parties shall not be required to look to the terms of this Excess Plan, nor to determine whether the Company, the Plan Administrator or the Trustee have the authority to act in any particular manner or to make any contract or agreement.

     Until notice of any amendment or termination of this Excess Plan or a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Excess Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 9.03.--EMPLOYMENT STATUS.

     Nothing contained in this Excess Plan gives an Eligible Employee the right to be retained in the Company's employ or to interfere with the Company's right to discharge any Eligible Employee.

SECTION 9.04-RIGHTS TO PLAN ASSETS.

     No Eligible Employee shall have any right to or interest in any assets of the Excess Plan upon termination of his employment or otherwise except as specifically provided under this Excess Plan, and then only to the extent of the benefits payable to such Eligible Employee in accordance with the Excess Plan provisions.


ARTICLE IX                             19

     Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries or spouse of such Participant under the Excess Plan provisions shall be in full satisfaction of all claims against the Excess Plan, the Plan Administrator, the Trustee, the Insurer, and the Company arising under or by virtue of the Excess Plan.

SECTION 9.05--NONALIENATION OF BENEFITS.

     Benefits payable under the Excess Plan are not subject to the claims of any creditor of any Participant, Beneficiary or spouse. A Participant, Beneficiary or spouse does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in ERISA Act Section 206(d), or any domestic relations order entered before January 1, 1985.

SECTION 9.06--CONSTRUCTION.

     The validity of the Excess Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Company has its principal office. In case any provision of this Excess Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Excess Plan, and the Excess Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

     In the event of any conflict between the provisions of the Excess Plan and the terms of any contract or policy issued hereunder, the provisions of the Excess Plan control the operation and administration of the Excess Plan.

SECTION 9.07--LEGAL ACTIONS.

     The Plan, the Plan Administrator and the Trustee are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by the Company, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.08--WORD USAGE.

     The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

SECTION 9.09--SMALL AMOUNTS.

     If the Vested Account of a Participant does not exceed $5,000, the entire Vested Account shall be payable in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee. This is a small amounts payment. If a small amount is payable as of the date the Participant dies, the small amounts payment shall be made to the Participant's Beneficiary. If a small amount is payable while the Participant is living, the small amounts payment shall be made to the Participant. The small amounts payment is in full settlement of all benefits otherwise payable.

     No other small amounts payments shall be made.


ARTICLE IX                             20

     By executing this Plan, the Company acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.

     Executed this 6th day of November, 1995.
                   ---        --------    --

                                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                    By: /s/ THOMAS J. GAARD
                                        -----------------------------------

                                        Sr. Vice President
                                        -----------------------------------
                                                       Title







PLAN EXECUTION                         21

              AMENDMENT TO THE PRINCIPAL SELECT SAVINGS EXCESS PLAN

                                       AND

     THE NONQUALIFIED DEFINED CONTRIBUTION PLAN FOR DESIGNATED PARTICIPANTS

                    (Hereinafter referred to as the "Plans")

The Plans named above give the Company the right to amend them at any time.

WHEREAS, in furtherance of the proposed demutualization of Principal Mutual Holding Company, the Board of Directors of Principal Mutual Holding Company, on March 3 1,2001, adopted a Plan of Conversion which contains certain provisions applicable to the above plans, collectively defined as the "Excess Plans" in such Plan of Conversion; and

WHEREAS, in order to reflect the provisions of Section 8.1 of the Plan of Conversion as they relate to the above Plans, the following definitions are adopted for purposes of this Amendment which relates specifically to provisions and limitations reflected in Section 8.1 of the Plan of Conversion and for no other purpose.

NOW THEREFORE, effective as of the effective date of the Plan of Conversion of Principal Mutual Holding Company, the Plans are hereby amended as follows:

By adding the following definitions, in correct alphabetical order, to Article I of such Plans:

     "Agents Savings Plan" means The Principal Select Savings Plan for Individual Field.

     "Common Stock" means the common stock, par value $0.01 per share, of the Principal Financial Group, Inc., a Delaware corporation, and any successor thereto.

     "Company Stock Plan" means any stock option plan, stock incentive plan, stock purchase plan and share ownership plans related to the Common Stock that are customary for publicly traded companies, and shall include the Directors Stock Plan, the Long-Term Plan, the Plan, the Savings Plans, the Stock Incentive Plan and the Stock Purchase Plan.

     "Directors Stock Plan" means the Principal Financial Group, Inc. Directors Stock Plan.

     "Employees Savings Plan" means The Principal Select Savings Plan for Employees.

     "Excess Plan" for purposes of the Amendment to the Principal Select Savings Excess Plan and the Non-Qualified Defined Contribution Plan for Designated Participants relating to the Plan of Conversion, adopted as of May 21,2001, means the Principal Select Savings Excess Plan and the Non-Qualified Defined Contribution Plan for Designated Participants.

     "Long-Term Plan" means the Principal Financial Group Long-Term Performance Plan.

     "Plan of Conversion" means the Plan of Conversion of Principal Mutual Holding Company.

     "Plans" for purposes of the Amendment to the Principal Select Savings Excess Plan and the Non- Qualified Defined Contribution Plan for Designated Participants relating to the Plan of Conversion, adopted as of May 21,2001, means the Principal Select Savings Excess Plan and the Non-Qualified Defined Contribution Plan for Designated Participants.

     "Savings Plans" for purposes of the Amendment to the Principal Select Savings Excess Plan and the Non-Qualified Defined Contribution Plan for Designated Participants relating to the Plan of Conversion, adopted as of May 2 1,2001, means the Employees Savings Plan, the Agents Savings Plan and the Excess Plan.

     "Stock Incentive Plan" means the Principal Financial Group, Inc. Stock Incentive Plan.

     "Stock Purchase Plan" means the Principal Financial Group, Inc. Employee Stock Purchase Plan.

By adding a new Section 9.09 to Article IX, to read as follows:

     Section 9.09. -- Limitations.

     Notwithstanding anything else contained in the Plans to the contrary, no action shall be taken, and no award or distribution shall be made, under the Plans, which contains any term or condition that would violate any provision of the Plan of Conversion. To the extent that shares of Common Stock are made available for distribution hereunder, the number of such shares distributed hereunder shall count against (i) the limit of 6% of the number of shares of Corm-non Stock outstanding immediately following the effective date of the Plan of Conversion that may be made issuable or distributable under all Company Stock Plans (including, without limitation, the Plans) other than the Employees Savings Plan, the Agents Savings Plan and the Stock Purchase Plan, and (ii) the guideline set forth in the Stock Incentive Plan limiting the maximum number of shares of Common Stock that may be awarded or issued within 18 months of the effective date of the Plan of Conversion to 40% of the limit set forth in subclause (i).

By signing this amendment, the Company, as plan sponsor, has made the decision to adopt this plan amendment as of May 21, 2001.

Signed this    21    day of           May          , 2001.
            --------        -----------------------


                                        PRINCIPAL LIFE INSURANCE COMPANY

                                        By: /s/ Jim DeVries
                                            ------------------------

                                        Title: Vice President -- HR
                                            ------------------------

                                       2